UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2005

ENTRÉE GOLD INC.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada

(State or other jurisdiction of incorporation)

000-50982

(Commission File Number)

N/A

(IRS Employer Identification No.)

Suite 1450, 650 West Georgia Street, Vancouver, BC, V6B 4N7

(Address of principal executive offices and Zip Code)

604.687.4777

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 14, 2005 the Registrant issued a news release reporting that Ivanhoe Mines Ltd. (NYSE: IVN; TSX: IVN; ASX: IVN) has confirmed that high-grade copper mineralization from the Hugo North Deposit has extended to the boundary of the Ivanhoe-Entrée Gold Inc. option property.

Item 9.01. Financial Statements and Exhibits.

99.1	News Release issued by the Registrant on April 14, 2005

D/JLM/689623.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRÉE GOLD INC.

/s/ Hamish Malkin

By: Hamish Malkin

Chief Financial Officer

Date: April 14, 2005

D/JLM/689623.1